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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): October 29, 2002

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                              LUCILLE FARMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                     1-12506               13-2963923
---------------------------  ---------------------     --------------------
(State or Other Juris-       (Commission File No.)       (IRS Employer
diction of Incorporation)                               Identification No.)


150 River Road, Montville, New Jersey                 07045
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (973) 334-6030
                                                   ---------------


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  Changes in Registrant's Certifying Accountant.

         On October 29, 2002, Lucille Farms, Inc. (the "Company") was notified by Citrin Cooperman & Company LLP ("Citrin Cooperman"), its independent accountant, that Citrin Cooperman will be resigning as the Company's independent accountant for the fiscal year ending March 31, 2003 because Citrin Cooperman has chosen to cease auditing public companies (such resignation to take effect immediately after the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002). The Company is in the process of identifying a replacement independent accountant.

         During the Company's two most recent fiscal years and through October 29, 2002, there were no disagreements with Citrin Cooperman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Citrin Cooperman, would have caused Citrin Cooperman to make reference to the subject matter of the disagreement in its report. None of Citrin Cooperman's reports on the Company's financial statements for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         In addition, there were no reportable events in accordance with Item 304(a)(1)(v)(A)-(D) of Regulation S-K.

         The Company requested that Citrin Cooperman furnish it with a letter addressed to the Securities and Exchange Commission stating whether Citrin Cooperman agrees with the above statements. A copy of the letter, dated November 4, 2002, is filed as an exhibit hereto.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

                  16. Letter from Citrin Cooperman & Company, LLP to the Securities and Exchange Commission dated November 4, 2002.



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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        LUCILLE FARMS, INC.



                                        By: /s/ Alfonso Falivene
                                            -------------------------------
                                            Alfonso Falivene, President




Date:    November 4, 2002



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                                  Exhibit Index


No.       Description
---       -----------

16. Letter from Citrin Cooperman & Company, LLP to the Securities and Exchange Commission dated November 4, 2002





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